UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2016
 Starbucks Corporation
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2016 Annual Meeting of Shareholders held on March 23, 2016, the shareholders of Starbucks Corporation (the "Company") voted on (1) the election of 12 directors nominated by the Board to serve until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified, (2) an advisory resolution to approve executive compensation, (3) approval of the amended and restated Employee Management Bonus Plan, (4) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2016, (5) a shareholder proposal regarding proxy access, and (6) a shareholder proposal regarding human rights review. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 25, 2016.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Howard Schultz	999,193,870	18,602,006	3,943,606	268,249,708
William W. Bradley	1,010,436,193	10,139,053	1,164,236	268,249,708
Mary N. Dillon	1,017,274,758	3,348,150	1,116,574	268,249,708
Robert M. Gates	1,015,907,529	4,775,747	1,056,206	268,249,708
Mellody Hobson	1,006,865,232	13,692,120	1,182,130	268,249,708
Kevin R. Johnson	1,012,485,658	8,037,878	1,215,946	268,249,708
Joshua Cooper Ramo	1,017,062,887	3,496,026	1,180,569	268,249,708
James G. Shennan, Jr.	998,946,210	21,526,509	1,266,763	268,249,708
Clara Shih	1,014,139,549	6,455,993	1,143,940	268,249,708
Javier G. Teruel	1,014,976,622	5,551,509	1,211,351	268,249,708
Myron E. Ullman, III	1,005,238,263	15,154,035	1,347,184	268,249,708
Craig E. Weatherup	1,006,854,358	13,635,890	1,249,234	268,249,708

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Resolution to Approve Executive Compensation	986,594,285	32,026,528	3,118,669	268,249,708

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Approval of Amended and Restated Executive Management Bonus Plan	991,194,692	27,434,011	3,110,779	268,249,708

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending October 2, 2016	1,275,836,047	12,273,822	1,879,321	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5: Shareholder Proposal Regarding Proxy Access	583,636,617	433,157,265	4,945,600	268,249,708

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 6: Shareholder Proposal Regarding Human Rights Review	39,475,842	940,880,845	41,382,795	268,249,708

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 28, 2016
	By:	/s/ Lucy Lee Helm
Lucy Lee Helm
executive vice president, general counsel and secretary